Subsequent Events	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
22.      Subsequent Events:

New share repurchase program: On October 16, 2014, the Company authorized a new share repurchase program under which it may repurchase up to $20,000 of its outstanding shares of common stock over the next two years.

Sale of vessel: On November 7, 2014, the Company completed the sale and delivered the double hull bunkering tanker Aegean Daisy, of deadweight 4,935, to third-party purchasers. The vessel was sold for a total amount of $1,490, resulting in a net gain of approximately $440.

New markets: On December 9, 2014, the Company agreed the purchase of 28,567 tons of marine fuel and assumed a storage contract with Vopak Terminal Los Angeles from O.W. Bunker, for a total consideration of approx. $11,000. Additionally, on December 22, 2014, the Company commenced operations in the Gulf of Mexico and assumed contracts for two bunkering tankers there which were previously under charter to O.W. Bunker. On January 8, 2015, the Company announced that it expects to commence physical supply and marketing operations in Germany during January 2015, has assumed the contracts for two bunkering barges previously under charter to O.W. Bunker and approximately 20,000 cubic meters of on-shore storage capacity, and has established a marketing and business development office in Hamburg, Germany.

Delivery of newbuilding: On December 23, 2014, the Company took delivery of the PT40, a newly built 4,222 dwt double hull non self-propelled bunkering barge from the CSC Nanjing Tanker Corporation Zijinshan shipyard in China, which is expected to be deployed in our service center in Vancouver in February 2015. The cost of construction of the vessel was $3,950.